                                                                Page 25 of 45 Pages

    Aircraft Lease Portfolio Securitisation 96-1 Pass Through Trust
    Restated Statement to Certificateholders dated June 15, 2004

                                           Aircraft Lease Portfolio Securitization
                                                   96-1 Pass Through Trust

                                               Statement To Certificateholders

------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTIONS IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------
                                  PRIOR                                                                                CURRENT
               ORIGINAL       PRINCIPAL                                                     REALIZED  ACCRETED       PRINCIPAL
CLASS        FACE VALUE         BALANCE    INTEREST   PRINCIPAL    PREMIUM        TOTAL       LOSSES  INTEREST         BALANCE
------------------------------------------------------------------------------------------------------------------------------
  A       25,000,000.00    8,026,355.06    9,666.18   79,141.92       0.00    88,808.10         0.00      0.00    7,947,213.14
  A       60,000,000.00   19,263,251.97   23,198.84  189,940.61       0.00   213,139.45         0.00      0.00   19,073,311.36
  A      160,673,000.00   51,584,741.51   62,123.80  508,638.78       0.00   570,762.58         0.00      0.00   51,076,102.73
  B       56,868,750.00   40,063,750.00   66,967.67        0.00       0.00    66,967.67         0.00      0.00   40,063,750.00
  B                0.00            0.00        0.00        0.00       0.00         0.00         0.00      0.00            0.00
  C       50,044,500.00   39,559,903.71   78,872.56        0.00       0.00    78,872.56         0.00      0.00   39,559,903.71
  D       40,945,500.00   34,022,700.00        0.00        0.00       0.00         0.00         0.00      0.00   34,022,700.00
 E-1      82,918,250.00   82,918,250.00        0.00        0.00       0.00         0.00         0.00      0.00   82,918,250.00
 E-2               0.00            0.00        0.00        0.00       0.00         0.00         0.00      0.00            0.00

------------------------------------------------------------------------------------------------------------------------------
TOTALS   476,450,000.00  275,438,952.25  240,829.05  777,721.31       0.00 1,018,550.36         0.00      0.00  274,661,230.94
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                           FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THRU RATES
------------------------------------------------------------------------------------------------------------------------------
                                  PRIOR                                                      CURRENT
                              PRINCIPAL                                                    PRINCIPAL
CLASS       CUSIP               BALANCE    INTEREST   PRINCIPAL    PREMIUM        TOTAL      BALANCE * CURRENT            NEXT
------------------------------------------------------------------------------------------------------------------------------
A      02109PAA8             321.054202    0.386647    3.165677   0.000000     3.552324   317.888526  1.995000%      2.120000%
A      U02029AA1             321.054200    0.386647    3.165677   0.000000     3.552324   317.888523  1.995000%      2.120000%
A      02109PAE0             321.054200    0.386647    3.165677   0.000000     3.552324   317.888523  1.995000%      2.120000%
B      0219PAF7              704.494999    1.177583    0.000000   0.000000     1.177583   704.494999  2.575000%      2.700000%
B      U02029AB9               0.000000    0.000000    0.000000   0.000000     0.000000     0.000000  2.575000%      2.700000%
C      02109PAG5             790.494534    1.576049    0.000000   0.000000     1.576049   790.494534  2.975000%      3.100000%
D      02109PAH3             830.926475    0.000000    0.000000   0.000000     0.000000   830.926475 13.750000%     13.750000%
E-1    AL9601108           1,000.000000    0.000000    0.000000   0.000000     0.000000 1,000.000000 10.000000%     10.000000%
E-2    AL9601109               0.000000    0.000000    0.000000   0.000000     0.000000     0.000000 10.000000%     10.000000%

-------------------------------------------------------------------------------------------------------------------------------
SELLER:                                        N/A                                      ADMINISTRATOR:     Michele Voon
SERVICER:                            Babcock & Brown Limited                                               Deutsche Bank
LEAD UNDERWRITER:                        Lehman Brothers                                                  4 Albany Street
RECORD DATE:                               May 31, 2004                                                 New York, NY 10006
DISTRIBUTION DATE:                        June 15, 2004                            FACTOR INFORMATION:     (800) 735-7777
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            © COPYRIGHT 2004 Deutsche Bank

                                                                Page 26 of 45 Pages

                                Aircraft Lease Portfolio Securitization
                                        96-1 Pass Through Trust

                                    Statement To Certificateholders

------------------------------------------------------------------------------------------------------------
                                    ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:         15-Jun-04
------------------------------------------------------------------------------------------------------------

1. COLLATERAL SUMMARY:

     1.1. DUE PERIOD    01-May-2004  to  31-May-2004

     1.2. ADDITIONAL REPORTED ITEMS

                   Initial Appraised Value of all Aircraft ...............................320,510,000.00

                   Aircraft Book Value                     ...............................244,125,976.39

                   Rentals, Interest and Other Payments in Arrears .........................424,637.00

                   Is there an existing Event of Default?  ....................................YES.....*

                   Number of Registration Defaults         .....................................0.00

                   Has an Enforcement Notice been Issued?  .....................................NO

                   WFC Aircraft Sale Date                  .....................................n/a

                   WFC Aircraft Payment Default Date       .....................................n/a

2. SUMMARY OF AVAILABLE FUNDS

     2.1. COLLECTIONS
       Interim deposits, withdrawals and transfers
           Rents, Interest, Deferred Debt & Other Lessee Payments              1,159,563.00

           Swap Receipts                                                               0.00

           Collections applied to excess aircraft
           Maintenance Expenses                                                        0.00

           Interim withdrawal of Defaulted Rent from the
           Lease Maintenance
               Reserve Account or the Lease Security
           Deposit Account                                                             0.00

           Transfer of Maintenance Reserve Receipts to
           Lessee Funded Account                                                       0.00

           Transfer of Security Deposit Receipts to Lessee
           Funded Account                                                              0.00

           Proceeds from sale or other disposition of any
           Aircraft, Engine or other asset                                             0.00

           Remaining Aircraft Purchase Account funds after
           Aircraft Sale Date                                                          0.00
                                                                              ----------------------------
                                                                   Sub Total:               1,159,563.00

      Payment Date deposits and transfers
           Investment Earnings:
                Collections Sub Account                             14,185.88
                Expense Account                                          8.98
                Aircraft Purchase Account                                0.00
                Class D Note Interest Reserve Account                    0.00
                Contingency Reserve Account                            816.67
                Maintenance Reserve Account                              0.00
                Security Deposit Account                                 0.00
                                                            --------------------------------
           Total Investment earnings for all accounts                             15,011.53

           Investment Earnings retained within Maintenance
           Reserve Account                                               0.00
           Investment Earnings retained within Security
           Deposit Reserve Account                                       0.00
                                                            --------------------------------
                                                                                       0.00
                                                                              ----------------------------
                                                                   Sub Total:               1,174,574.53

* The company had insufficient funds to pay all of the interest  due  to the holders  of the Class D
Notes.  The arrears owed to Class D Noteholders for the Due Period are $6,781,362.26 See Item 1.2
Interest Amounts-Unpaid Balance D Note"below for total overdue interest owed to holders to Class D Notes.
------------------------------------------------------------------------------------------------------------
                                                                         © COPYRIGHT 2001  Deutsche Bank

                                                                Page 27 of 45 Pages

                                Aircraft Lease Portfolio Securitization
                                        96-1 Pass Through Trust

                                    Statement To Certificateholders

------------------------------------------------------------------------------------------------------------
                                    ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:         15-Jun-04
------------------------------------------------------------------------------------------------------------

2. SUMMARY OF AVAILABLE FUNDS (cont.)

     2.1. COLLECTIONS (cont.)
          After Enforcement Notice or Disposition of Last Aircraft Lessee
          Funded Account Transfers                                                     0.00

          After Enforcement Notice, Aircraft Purchase Acct.
          funds                                                                        0.00

          Remaining amounts in the Aircraft Purchase
          Account transferred due to
               WFC Aircraft Delivery Termination Date or WFC Aircraft
          Payment Default Date                                                         0.00
                                                                              ----------------------------
                                                                   Sub Total:               1,174,574.53

      Other Miscellaneous amounts
          For any aircraft which has undergone a total loss
          or for which the lease
               has been sold, conveyed or transferred:
                                    Available Maintenance
                                    Reserves Amount                                    0.00
                                    Available Security
                                    Deposit Amount                                     0.00

          Miscellaneous Other Proceeds                                                 0.00
                                                                              ----------------------------
                Available Collections transferred to the Transaction Account:               1,174,574.53
                                                                              ============================

      Reserve Account transfers
                  Maintenance Reserve Amount withdrawals
                  from the Collection Sub-Account                                      0.00
                  Liquidity Reserve Amount withdrawals from
                  the Collection Sub-Account                                           0.00
                  Amounts withdrawn from the Class D
                  Interest Reserve Sub-Account                                         0.00
                  Amounts withdrawn from the Contingency
                  Reserve Sub-Account                                                  0.00
                                                                              ----------------------------
                        Total Amounts transferred to the Transaction Account:               1,174,574.53
                                                                              ============================

     2.2. PAYMENTS FROM TRANSACTION ACCOUNT

 *            Required Expense Amount plus Additional Company Expenses, Fees
              and Taxes                                                          156,024.17
              Amounts transferred to the Collection Account for Maintenance
              Reserve Amount                                                           0.00
              Swap Payments due to Swap Provider                                       0.00
              Amounts transferred to the Collection Account
              for Liquidity Reserve Amount                                             0.00
              Amounts transferred to the Class D Not
              Interest Reserve Account                                                 0.00
              Aggregate Swap Breakage Costs                                            0.00
              Current plus prior unpaid Annual Dividends                               0.00
              Deposit to the Lessee Funded Account for funds previously
              transferred from the Lessee
                Funded Account according to Clause
                7.07(a)(iv) of the Deed of Charge.                                     0.00
                                                                              ----------------------------
                                                                                              156,024.17

              Payments to Noteholders                                                       1,018,550.36
                                                                              ----------------------------
                                 Total payments from the Transaction Account:               1,174,574.53
                                                                              ============================

 *            Monthly withdrawal from Collection Account
              for Carotene Account                                                11,658.90

------------------------------------------------------------------------------------------------------------
                                                                        © COPYRIGHT 2004 Deutsche Bank

                                                                Page 28 of 45 Pages

                                 Aircraft Lease Portfolio Securitization
                                         96-1 Pass Through Trust

                                     Statement To Certificateholders
--------------------------------------------------------------------------------
                                    CERTIFICATE PAYMENTS DETAIL REPORT
Distribution Date:    15-Jun-04
--------------------------------------------------------------------------------

1. PAYMENT CALCULATIONS SUMMARY:

       1.1. INDICES
               Current LIBOR Index Rate                                       1.1250%
               Next LIBOR Index Rate                                          1.2500%

       1.2. INTEREST AMOUNTS
                         CLASS      ACCRUED and UNPAID INTEREST AMOUNTS
                         -----      --------------------------------------------
                                    Note            Other (1)         Total
                                -------------     ------------  ----------------
                        A Note      94,988.82       942,448.73   1,037,437.55
                        B Note      66,967.67       406,954.36     473,922.03
                        C Note      78,872.56       390,330.53     469,203.09
                        D Note   6,781,362.26     1,482,777.01   8,264,139.27
                        E Note  52,705,724.91             0.00  52,705,724.91
                                -------------     ------------  ----------------
                                59,727,916.22     3,222,510.63  62,950,426.85
                                =============     ============  ================

                         CLASS                 UNPAID BALANCE
                         -----      --------------------------------------------
                                    Note            Other (1)         Total
                                -------------     ------------  ----------------
                        A Note           0.00       942,448.73     942,448.73
                        B Note           0.00       406,954.36     406,954.36
                        C Note           0.00       390,330.53     390,330.53
                        D Note   6,781,362.26     1,482,777.01   8,264,139.27
                        E Note  52,705,724.91             0.00  52,705,724.91
                                -------------     ------------  ----------------
                                59,487,087.17     3,222,510.63  62,709,597.80
                                =============     ============  ================

                 Notes: (1) 'Other' includes Step-Up, Default and Additional Interest.
                             Reflects previously unreported Default Interest on Class D for January 2003 through November 2003
                             payment dates of $311,874.75.

       1.3. PRINCIPAL AMOUNTS

                         CLASS     Target          Target        Additional    Target Amount
                                   Balance         Amount        Principal       Shortfall
                        ------  -------------    -------------   ------------   -------------
                        A Note   6,944,383.33    71,929,965.21           0.00   71,152,243.90
                        B Note  40,063,750.00             0.00           0.00            0.00
                        C Note  35,256,100.00     4,303,803.71           0.00    4,303,803.71
                        D Note  28,845,900.00     5,176,800.00           0.00    5,176,800.00
                        ------  -------------    -------------   ------------   -------------
                                                 81,410,568.92           0.00   80,632,847.61
                                                 =============          =====   =============

       1.4. OTHER AMOUNTS
               a) Class D Note Unpaid Makewhole Premium Amount                           0.00

               b) Class E Contingent Interest Amount                                     0.00

               c) Unpaid Annual Dividends Balance                                    3,000.00

-----------------------------------------------------------------------------------------------------------
                                                                        © COPYRIGHT 2004 Deutsche Bank

                                                                Page 29 of 45 Pages

                                         Aircraft Lease Portfolio Securitization
                                                 96-1 Pass Through Trust

                                             Statement To Certificateholders

-----------------------------------------------------------------------------------------------------------------------------
                                                 ADDITIONAL ITEMS REPORT
Distribution Date:    15-Jun-04
-----------------------------------------------------------------------------------------------------------------------------

1. ACCOUNT ACTIVITY SUMMARY:
       Note: Amounts reflect activity which has occured during the relevant Due Period, as well as transfers resulting from the current Payment Date.

       ======================================================================================================================
       Name                                          Prior Balance   Deposits    Withdrawals     Adjustments     Balance
       ======================================================================================================================
       COLLECTION ACCOUNT
           Collections Sub-Account *                  22,191,000.00   1,174,574.53 1,174,574.53          0.00   22,191,000.00
            Expense Sub-Account                           32,898.18     144,374.25   177,272.43          0.00            0.00
            Aircraft Purchase Sub-Account                      0.00           0.00         0.00          0.00            0.00
            Class D Note Interest Reserve Sub-Account          0.00           0.00         0.00          0.00            0.00
            Contingency Reserve Sub-Account            1,400,000.00         816.67       816.67          0.00    1,400,000.00
                                              -------------------------------------------------------------------------------
                                            TOTALS:   23,623,898.18   1,319,765.45 1,352,663.63          0.00   23,591,000.00

       LESSEE FUNDED ACCOUNT
            Segregated Maintenance Reserve Sub-Account         0.00           0.00         0.00          0.00        0.00
            Segregated Security Deposit Sub-Account**          0.00           0.00         0.00          0.00        0.00
                                               ------------------------------------------------------------------------------
                                            TOTALS:            0.00           0.00         0.00          0.00        0.00

        Amounts held in respect of the Liquidity Reserve Amount within the Collection Account*     22,191,000.00
        Liquidity reserve is reduced by $ 500,000 as per instructions & approvals.

       **The security deposit payment relates to China Southern Airlines

2. MISCELLANEOUS:

       2.1. AIRCRAFT DETAILS

       -------------------------------------------------------------------------------------------------------------------
       Aircraft       Aircraft        Avg. Appraised    Date        Aircraft        Event         Event      Sale/Insurance
        Lessee     Serial Number         Value (1)    Appraised     Book Value       Date     Description(2)     Proceeds
       -------------------------------------------------------------------------------------------------------------------
         N/A            127                     0.00  31-Jul-2003            0.00   8/2/1999         S       5,525,217.00
         N/A            283                     0.00  31-Jul-2003            0.00  12/20/2002        S       20,757,041.00
         N/A           11287                    0.00  31-Jul-2003            0.00   7/2/1999         S       12,646,518.00
         N/A           22381                    0.00  31-Jul-2003            0.00  7/24/1997         S       35,000,000.00
        Asiana         23869           16,080,000.00  31-Jul-2003   17,918,524.44                                      -
       Travel Ser      23870           17,170,000.00  31-Jul-2003   18,440,969.44                                      -
       Skynet Air      24519           18,300,000.00  31-Jul-2003   19,033,382.50                                      -
       China Sout      24898           15,150,000.00  31-Jul-2003   16,594,182.50                                      -
         N/A           24914                    0.00  31-Jul-2003            0.00  10/1/2002         S       11,577,067.00
       Air Canada      24952           42,880,000.00  31-Jul-2003   51,695,795.00                                      -
       Air Canada      25000           42,430,000.00  31-Jul-2003   51,749,152.50                                      -
       Air 2000
(First Choice Airways) 25054           28,180,000.00  31-Jul-2003   33,455,152.50                                      -
       Meridiana       49785           12,460,000.00  31-Jul-2003   17,562,240.00                                      -
       Allegian A      49786           13,170,000.00  31-Jul-2003   17,676,577.50                                      -
                                      --------------               --------------                            -------------
                                      205,820,000.00               244,125,976.39                            85,505,843.00
                                      ==============               ==============                            =============

         Notes: (1) Appraised Values have been provided by: Avitas Inc., Aircraft Information Services Inc.
                    and BK Associates Inc.
                (2) Event Description Key:  S = sold, L = loss and PDE = Premium Disposition Event.
                (3) Aircraft Best Value is currently in review.

       2.2. AMENDMENTS TO THE LIST OF NON-ACCEPTABLE COUNTRIES
                None

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                                                                                  © COPYRIGHT 2004 Deutsche Bank